InvenTrust Properties

INVESTOR PRESENTATION

November 2018


publix
FOOD & PHARMACY


WHOLE FOODS
MARKET


Kroger


COSTCO


TRADER JOE'S

Forward Looking Statements

Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representation, plans or predictions of the future and are typically identified by words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," "likely," "will," "would" and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, market, political and economic volatility experienced by the U.S. economy or real estate industry as a whole, and the regional and local political and economic conditions in the markets in which our properties are located; competitive business market conditions experienced by our retail tenants and shadow anchor retailers, such as challenges competing with e-commerce channels; our ability to execute on our business strategy and enhance stockholder value; and our ability to manage our debt. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in InvenTrust's most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

The companies depicted in the photographs or otherwise herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of InvenTrust Properties Corp. by the companies. Further, none of these companies are affiliated with InvenTrust Properties Corp. in any manner.

Meeting Topics

1. **Discuss IVT's Recent Announcements**

2. **Evaluation of Superior Balance Sheet**

3. **Review Current Portfolio of Assets**

4. **Strategy Moving Forward**

Dutch Tender Summary

- The Dutch tender was announced on August 15th. The Offer expired on September 13th at 5pm.
- Total funds allocated to the tender = $97.5 million, purchasing 46.4 million shares (or about 6% of shares outstanding). Shares were purchased at $2.10.
- 38% of shares tendered were purchased and over 6,570 accounts were closed.
- We believe this tender offer was an appropriate use of capital that balanced the execution of our long-term strategy and the ability to accommodate the desires of some of our stockholders looking for liquidity.
- Stockholders were able to sell their shares above secondary & mini-tender pricing.
- Stockholders maintaining their position in IVT will benefit by:
    - Continuing to receive their quarterly distributions
    - IVT repurchasing shares at an accretive discount to our current estimated share value driving immediate value to our remaining stockholders
    - Our continued execution of our long-term portfolio strategy and in place capital structure.

New Distribution Rate



Annualized Distribution Rate
$0.0725
$0.0700
$0.0675
$0.0650
$0.0675
$0.0695
$0.0716
3%
3%
2016
2017
2018

Distribution Rate increased in April 2018

The increase in the distribution rate the last two years underscores the confidence that the Board has in our portfolio and business plan

New Estimated Share Value



$3.40
$3.30
$3.20
$3.10
$3.00
$3.14
$3.29
$3.14
May-16
May-17
May-18

InvenTrust's Portfolio was not Immune to Retail Market Adjustments


Market Adjustments to Retail Asset Value Change from Jan. 2017 to May 2018
0%
-10%
-20%
-30%
-3%
-10%
-15%
-14%
-27%
-25%
Neighborhood Centers
Community Centers
Power Centers
A-Malls
B-Malls
C-Malls

Change in Estimated Share Value from May 2017 to May 2018 [1]	
May 2017 Estimated Share Value	**$3.29**
Same-Property Power Centers	($0.27)
Same-Property Community & Neighborhood Centers	$0.03
Total Same-Store Retail Portfolio [2]	**($0.24)**
Property Acquisitions & Dispositions	($0.13)
Payoff of Mortgages	$0.20
Estimated Transaction Costs, Closing Costs, and Contingencies Adjustment from Prior Year	$0.02
Total Portfolio Transformation Activity	**$0.09**
Total Cash and Other Assets, net of other liabilities [3]	($0.06)
Adjustment to the Mid-Point from Prior Year [4]	$0.06
May 2018 Estimated Share Value	**$3.14**

Best-In-Class Balance Sheet Funded Recent Activities & Will Support Future Growth

Balance Sheet Metrics as of 06/30/18[1]	
Available Unsecured Debt	$300 million
Leverage Ratio (Debt / Gross Asset Value)	27%
Weighted Average Interest Rate	3.83%
Distribution Rate on NAV	2.3%
2018F Dividend AFFO Payout Ratio	71%

InvenTrust Capital Structure


Fixed Rate Debt 21%
Variable Rate Debt 6%
Unencumbered[2] 73%

InvenTrust – A Unique Retail Platform

The Right Properties in the Right Markets with Multiple Growth Drivers



Focused Portfolio In Sun Belt Markets

- $3.5 Billion Retail REIT [1]
- Concentrating Portfolio into ~15 Core Markets with Superior Demographics *(down from over 40 markets in 2013)*
- Fewer Markets with Additional Properties within These Markets Means Increased Operational Efficiencies


SAFEWAY

Premier Necessity-Based Assets

- 82% of Portfolio's Average Base Rent[2] Comes from Grocery-Anchored Centers
- Portfolio Average Base Rent per Square Foot of $17.99[3]
- Recycled over $2.5 Billion of Assets in Markets with Low Net Operating Income Growth Characteristics
- Redevelopment Starts in Excess of $40M with a Yield on Cost of 7% - 13%

78 Open-Air Centers in Current Portfolio


92% of IVT's Income Comes from Our Target Markets
13.9 M Square Feet of Gross Leasable Area[1]
DC Metro[2] 2.5%
Raleigh/ Durham 9.0%
Charlotte 4.0%
Orlando 2.0%
Miami/Ft Lauderdale/ West Palm Beach 6.7%
Tampa/ St. Petersburg[2] 2.9%
Atlanta 8.0%
Houston 14.3%
Dallas/Ft Worth/Arlington 9.8%
Austin 11.8%
San Antonio 5.5%
Denver[2] 5.2%
Southern California[2] 10.5%
Target Market
% of 2018F Net Operating Income
Non Target Market Retail Dispositions[3]

Portfolio Located in High Growth Markets [1]

By strategically targeting Sun Belt markets expecting significant near-term population and job growth, InvenTrust expects to have a sizeable advantage to capture future demographic shifts.



Estimated Portfolio Population & Job Growth ('18-'22)
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
IVT
Peers
7.4%
4.9%
5.4%
4.4%
Population Growth
Job Growth

Portfolio Evolution to Grocery Anchored Assets

By Net Operating Income

12/31/2015


Grocery Anchored 27%
Strip Center - No Grocer 8%
Power Center - No Grocer 21%
Power Center with Grocer 44%
71% Grocery Anchored[1]

Q2 2018


Grocery Anchored 42%
Strip Center - No Grocer 3%
Power Center - No Grocer 15%
Power Center with Grocer 41%
83% Grocery Anchored[1]

IVT is Confident in Our Grocery-Anchored Retail Centers

Retail is Evolving, but Brick & Mortar Stores are Core to Building a Brand and Sales


NO VACANCY

Retail occupancy rates are strong in the range of 93% to 95%

- IVT occupancy rate is at 93% as of 06/30/18
- Strip center occupancy rates increased year-over-year in 2017
- Grocery & discount retailers opened up over 2,600 stores in 2017
- New development is still below historical averages



88% to 91% of all retail sales are generated at physical stores

- Online sales includes a significant mail-order drug component
- Amazon purchasing Whole Foods validates a brick and mortar strategy – physical market presence is needed to be successful in the grocery business
- Total in store sales grew about 2.5% in 2017


TAX

New Corporate Tax Structure

- Retailers are performing better than expected in 2018
- Lower tax rate for retailers has allowed them to reinvest in their business
  - *Modernize existing stores / Open new stores*
  - *Enhance online platform to improve omni-channel sales*

Source: Cushman & Wakefield, FGRT, Mastercard SpendingPulse and ICSC

Completed Capital Recycling Impact

InvenTrust has significantly improved the quality of its portfolio and operations with $2.5 billion of transaction volume since embarking on our capital recycling efforts in 2015.

	Acquisitions completed since 2015	Dispositions completed since 2015
# Properties	24	57
Gross Leasable Area [1]	4.4 million	7.5 million
Value of Transactions	$1.5 billion	$1.0 billion
Occupancy [2]	95%	91%
Average Base Rent per Square Foot [3]	$20.37	$13.56
Improving Household Income	$114,000	$83,000
Improving Population Density	86,000	73,000

Recent Acquisitions – Upgrading the Portfolio


TRADER JOE'S

PGA Plaza
Palm Beach Gardens, FL

- Average Base Rent per SF - $32.88
- Trader Joe's anchored
- 94% occupied
- 3-mile Avg. HH Income - $101,200
- 3-mile Population – 63,400
- Grocer Sales per SF - $2,619


publix
FOOD & PHARMACY

The Plaza Midtown
Atlanta, Georgia

- Average Base Rent per SF - $24.83
- Publix anchored
- 100% occupied
- 3-mile Avg. HH Income - $103,000
- 3-mile Population – 175,700
- Grocer Sales per SF - $926


SPROUTS
FARMERS MARKET

River Oaks Shopping Center
Santa Clarita, California

- Average Base Rent per SF - $32.09
- Sprouts anchored
- 98% occupied
- 3-mile Avg. HH Income - $132,700
- 3-mile Population – 96,400
- Grocer Sales per SF - $763

Key Performance Metrics Show the Improvements to IVT's Platform



Average Base Rent per SF
$19
$18
$17
$16
$15
$16.44
$17.99
2016
Q2 2018



3-Mile Average Household Income
$105,000
$100,000
$95,000
$90,000
$85,000
$88,000
$101,000
2016
Q2 2018



Leverage Ratio
45%
40%
35%
30%
25%
20%
15%
35%
27%
2016
Q2 2018

Experienced Board of Directors



Paula J. Saban – (2004)
Chairperson
25+ years of banking & financial services, including Bank of America



Thomas Glavin (2007)
CPA with over 30 years of accounting & 20 years of real estate experience



Tom McGuinness (2015)
President & CEO since 2014



Julian Whitehurst (2016)
CEO of National Retail Properties with over 30 years of retail real estate experience



Michael Stein (2016)
40 years of public accounting including prior CFO positions with Nordstrom & Marriott



Scott Nelson (2016)
35 years of retail and real estate experience, including 21 years with Target Corporation



Stuart Aitken (2017)
15+ years of extensive retail & consumer data analytics experience. Currently Group VP with Kroger.



Amanda Black (2018)
15+ years of comprehensive real estate & banking experience. Currently Portfolio Manager at Northwood Securities.

Strategy Moving Forward

- Focus and drive value as a pure-play retail platform.
- Continue to strengthen our balance sheet and capital structure.
- Concentrate investment capital in high job & population growth markets
- Opportunistically sell assets in low growth markets & where value has been maximized.
- Evaluate various liquidity options for our stockholders when market conditions are right.

Current Market Disruption for Traded Peers



Pricing data as of [1]
10/31/2018
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
-40%
7.3%
ROIC
-0.3%
Federal Realty
-1.4%
Regency Centers.
-12.5%
WEINGARTEN REALTY
-21.3%
KIMCO
-25.6%
RPAI
-30.1%
BRIXMOR
-30.1%
ddr
SITE Centers
-35.2%
KITE REALTY GROUP

Platforms with fewer markets, lower leverage and more grocery warrant a higher valuation.

1 - GreenStreet

InvenTrust Properties

appendix

Footnotes

Page 7
1. Per share value reflects, to the extent applicable, property-level debt.
2. "Same Property" refers to assets included in both the May 1, 2017 estimate of per share value and the May 1, 2018 estimate of per share value and excludes any dispositions and acquisitions between May 1, 2017 and May 1, 2018. "Total Retail Portfolio" includes (a) wholly owned retail properties and (b) properties owned by IAGM Retail Fund I, LLC ("IAGM"), our joint venture with PGGM Private Real Estate Fund. For the joint venture properties described in (b), this table only includes the per share value attributed to the Company based on its percentage ownership.
3. Includes cash and cash equivalents, marketable securities, and certain other assets and liabilities.
4. The Audit Committee recommended and the Board determined an estimated share value at the mid-point value of the Duff & Phelps range was appropriate.

Page 8
1. Gross asset value includes (a) wholly owned retail properties, (b) properties owned by IAGM at share, (c) CDH CDO LLC and Concord Debt Holdings LLC, and (d) Downtown Railyard Venture LLC.
2. Percentage of unencumbered assets is estimated unencumbered asset value divided by gross asset value.

Page 9
1. Includes (a) wholly owned retail properties, (b) 100% of value related to IAGM Retail Fund I, LLC ("IAGM"), our joint venture with PGGM Private Real Estate Fund, (c) CDH CDO LLC and Concord Debt Holdings LLC, (d) Downtown Railyard Venture LLC, and (e) cash and marketable securities.
2. Walmart, Target, and warehouse clubs are considered grocers, regardless of whether the box is owned by the REIT or shadow anchored.
3. ABR is annualized base rent as of June 30, 2018. Ground and specialty leases are excluded. ABR calculation excludes GAAP entries.

Page 10
1. GLA includes ground lease square footage.
2. Southern California includes Los Angeles, Riverside/San Bernadino/Ontario (Inland Empire) and San Diego. Denver includes Fort Collins and Colorado Springs. Tampa/St. Petersburg includes Sarasota & Punta Gorda. DC Metro includes Richmond.
3. Properties sold from 2015 to October 2018. Two assets are still part of IVT's portfolio but are being marketed for sale – Silverlake, Erlanger, KY & Streets of Cranberry, Cranberry Township, PA.

Page 11
1. Data per REIS & GreenStreet. Peers – REG, ROIC, KIM, WRT, Federal, RPAI, BRIX

Page 12
1. NOI percentages include shadow-anchored grocery store tenants. Walmart, Target and warehouse clubs are considered grocers, regardless of whether the box is owned by the REIT or shadow anchored.

Page 14
1. GLA includes ground lease square footage.
2. Occupancy is as of June 30, 2018, or as of the date of sale, and excludes ground and specialty leases.
3. ABR is annualized base rent as of June 30, 2018, or as of date of sale, divided by economic occupied square footage. Ground and specialty leases are excluded. ABR calculation excludes GAAP entries.

Page 16
1. Debt / Gross Asset Value (Gross asset value includes (a) wholly owned retail properties, (b) properties owned by IAGM at share, (c) CDH CDO LLC and Concord Debt Holdings LLC, and (d) Downtown Railyard Venture LLC.)